Columbia Acorn Trust

Columbia Acorn USA

INFORMATION STATEMENT/PROSPECTUS

February 10, 2023

Columbia Wanger Asset Management, LLC (“Columbia Wanger”) and Columbia Management Investment Advisers, LLC (together with Columbia Wanger, the “Investment Managers”) have recommended the reorganization of two mutual funds managed by Columbia Wanger as anticipated in connection with the changes made effective May 1, 2022, to align the principal investment strategies, primary performance benchmarks, portfolio management and advisory fees of Columbia Wanger’s domestic mutual fund strategies (the “Domestic Repositioning”). As part of this initiative, the board of trustees (the “Board”) of Columbia Acorn USA (the “Target Fund”) and Columbia Acorn Fund (the “Acquiring Fund”) approved the Domestic Repositioning and has approved a Proposal to reorganize the Target Fund into the Acquiring Fund. The Target Fund and the Acquiring Fund are each referred to individually as a “Fund” and collectively as the “Funds.” No shareholder approval is required to effect the reorganization of the Target Fund into the Acquiring Fund (a “Reorganization”), which is scheduled to be completed on or about April 24, 2023.

This is a brief overview of the Reorganization of the Target Fund. We encourage you to read the full text of the enclosed Information Statement/Prospectus to obtain detailed information with respect to the Reorganization for the Target Fund. THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND WITH RESPECT TO THE REORGANIZATION.

Q: What information is included in the Information Statement/Prospectus?

The enclosed Information Statement/Prospectus provides information about the Reorganization of the Target Fund, and information about the shares that you will receive as a result of the Reorganization. Although the Information Statement/Prospectus includes information that you should review and keep for future reference, it is not a solicitation of a proxy from you.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the fund being reorganized will hold shares of the acquiring fund.

Q: Do I need to take any action in connection with the Reorganization?

No. In accordance with the Fund’s Agreement and Declaration of Trust and applicable state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940), the Reorganization may be effected without the approval of shareholders of the Fund. Your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization of the Fund. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate net asset value (the “NAV”) of the Acquiring Fund shares you receive in the Reorganization will be equal to the aggregate NAV of the shares you own in the Target Fund immediately prior to the Reorganization. If you sell your shares or are otherwise no longer a shareholder of the Target Fund as of the closing, this transaction will not impact you.

Q: Which fund is being reorganized?

The Information Statement/Prospectus provides information about the Reorganization of the Target Fund into the Acquiring Fund, as noted in the table below:

Target Fund		Acquiring Fund
Columbia Acorn USA	g	Columbia Acorn Fund

Q: Why did the Investment Managers propose the Reorganization?

The Investment Managers proposed the Reorganization as anticipated in connection with the changes made effective May 1, 2022, to align the Target Fund’s principal investment strategies, primary performance benchmark, portfolio management and advisory fees with those of the Acquiring Fund. Further, the reorganization of the Target Fund into the Acquiring Fund will enable shareholders of the Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue the same investment objective. As noted below, it is expected that following the Reorganization, the expenses borne by Target Fund shareholders as shareholders of the Acquiring Fund will decrease for Class Inst2 and Class Inst3 shareholders of the Target Fund and remain the same for shareholders of all other share classes of the Target Fund. Columbia Wanger has contractually agreed, effective upon closing of the Reorganization, to limit the operating expenses of the Acquiring Fund through April 30, 2025. The Acquiring Fund’s operating expenses could increase after this expiration date. For more details, see “Will there be any changes to my fees and expenses as a result of the Reorganization?” below.

Q: Why did the Board approve the Reorganization?

Among the Board’s considerations in approving the Reorganization were the following: (i) the Reorganization of the Target Fund into the Acquiring Fund will enable shareholders of the Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue the same investment objective; (ii) the operating expenses that shareholders of the Target Fund will experience as shareholders of the Acquiring Fund after the Reorganization are expected to, on a net basis, decrease for Class Inst2 and Class Inst3 shareholders of the Target Fund and remain the same for shareholders of all other share classes of the Target Fund; (iii) the similar historical performance of the Target Fund and the Acquiring Fund, the current and historic higher asset levels of the Acquiring Fund, and the 98% current portfolio overlap of the Target Fund and Acquiring Fund; (iv) the minimal, if any, brokerage transaction costs associated with any portfolio repositioning before and after the closing of the Reorganization; and (v) alternatives to the Reorganization, including liquidation, the unlikelihood that the Target Fund would maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Acquiring Fund’s better relative prospects for attracting additional assets after the Reorganization. For more information about the Board’s considerations in approving the Reorganization, and conclusion that the Reorganization is in the best interests of the Funds, see the section of the Information Statement/Prospectus entitled “Section B—Additional Information About the Reorganization—Board Considerations.”

Q: Will the portfolio manager or investment manager of my fund change as a result of the Reorganization?

The Funds have the same investment manager and portfolio managers. The portfolio managers of the Acquiring Fund will continue to manage the Acquiring Fund following the Reorganization. Columbia Wanger will continue to serve as the investment manager to the Acquiring Fund following the Reorganization. Information about the portfolio managers who will manage the Acquiring Fund following the Reorganization is included in the section of the Information Statement/Prospectus entitled “Section C –Additional Information Applicable to the Acquiring Fund.”

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganization?

No. Account-level features and options such as dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar cost averaging currently set up with the Target Fund for the Target Fund account will automatically carry over from accounts in the Target Fund to accounts in the Acquiring Fund. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

Q: What are the costs of the Reorganization?

You will not pay any sales charges in connection with the acquisition of shares of the Acquiring Fund issued in the Reorganization. No significant costs are expected to be borne by the Target Fund or the Acquiring Fund in connection with the Reorganization. The Agreement and Plan of Reorganization (the “Agreement”) provides that the Investment Managers will bear all Reorganization-related costs other than brokerage and other portfolio transaction costs, if any, whether or not the Reorganization is consummated.

Q: Will there be any costs associated with portfolio repositioning?

Yes, but they are expected to be minimal, if any, because there is currently 98% portfolio overlap between the Target Fund and the Acquiring Fund. If the Reorganization had occurred as of December 31, 2022, it is estimated that approximately 0% of the Target Fund’s investment portfolio would have been sold by the Acquiring Fund and the Acquiring Fund would have borne approximately $0 in transaction costs. The actual transaction costs will vary based on the degree of portfolio overlap between the Target Fund and the Acquiring Fund at the time of the Reorganization and on market conditions at the time of sale, if any. Repositioning costs are described in more detail in the section of the Information Statement/Prospectus entitled “Section A – Reorganization – Synopsis – Comparison of Fees and Expenses – Portfolio Turnover” with respect to the Reorganization.

Q: What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not recognize gain or loss as a direct result of the Reorganization and the Target Fund will not recognize gain or loss as a direct result of the Reorganization. A portion of the portfolio assets of the Target Fund may be sold by the Acquiring Fund following the Reorganization. However, brokerage and portfolio transaction costs are expected to be minimal, if any, as there is currently 98% portfolio overlap between the Target Fund and the Acquiring Fund. Additionally, because the Reorganization will end the tax year of the Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, income and capital gains resulting from portfolio turnover prior to consummation of the Reorganization. For more detail, see the section of the Information Statement/Prospectus entitled “Section B – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.”

Q: Will there be any changes to my fees and expenses as a result of the Reorganization?

It is expected that, following the Reorganization, the expenses borne by Target Fund shareholders as shareholders of the Acquiring Fund will decrease for Class Inst2 and Class Inst3 shareholders of the Target Fund and remain the same for shareholders of all other share classes of the Target Fund. Columbia Wanger has contractually agreed, effective upon closing of the Reorganization, to waive fees and reimburse certain expenses of the Acquiring Fund, through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.08% for Class A shares, 0.83% for Class Adv shares, 1.83% for Class C shares, 0.83% for Class Inst shares, 0.80% for Class Inst2 shares and 0.75% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Board and Columbia Wanger. There is no guarantee that Columbia Wanger will continue to limit the Acquiring Fund’s operating expenses beyond April 30, 2025, and the Acquiring Fund’s operating expenses could increase after this expiration date. The Reorganization costs expected to be borne by shareholders are limited to brokerage and other portfolio transaction costs and are expected to be minimal, if any. See Information Statement/Prospectus under “Section A – Information About the Reorganization – Synopsis – Comparison of Fees and Expenses.”

Q: Whom should I call if I have questions?

If you have questions about the Reorganization described in the Information Statement/Prospectus, please call Computershare Fund Services, toll free at (866) 963-6125. Shareholders of the Target Fund for which a Reorganization is effected, within 60 days following the completion of its fiscal year or half year, may call (800) 345-6611 to request, at no charge, a copy of the Target Fund’s final report to shareholders for that period.

February 10, 2023

Dear Shareholder,

As Co-Presidents of Columbia Acorn USA (the “Target Fund”) we are writing to provide important information about the reorganization that will affect your investment in the Target Fund. As previously communicated in a supplement to the Target Fund’s prospectus and statement of additional information, Columbia Wanger Asset Management, LLC (“Columbia Wanger”) and Columbia Management Investment Advisers, LLC (together with Columbia Wanger, the “Investment Managers”) proposed to the board of trustees (the “Board”) of the Target Fund and Columbia Acorn Fund (the “Acquiring Fund”) a reorganization of the of Target Fund (the “Reorganization”), and the Board unanimously approved the Reorganization.

The enclosed Information Statement/Prospectus provides information about the Reorganization of the Target Fund into the Acquiring Fund, another fund managed by Columbia Wanger. Under the Agreement and Plan of Reorganization, the Target Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund, as indicated below, in exchange for shares of the corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The Reorganization is scheduled to close on or about April 24, 2023.

The table below shows the Target Fund and the Acquiring Fund for the Reorganization:

Target Fund		Acquiring Fund
Columbia Acorn USA	g	Columbia Acorn Fund

The Investment Managers proposed the Reorganization as anticipated in connection with the changes made effective May 1, 2022, to align the principal investment strategies, primary performance benchmarks, portfolio management and advisory fees of Columbia Wanger’s domestic mutual fund strategies, as approved by the Board (the “Domestic Repositioning”). It is expected that following the Reorganization, the expenses borne by Target Fund shareholders as shareholders of the Acquiring Fund will decrease for Class Inst2 and Class Inst3 shareholders of the Target Fund and remain the same for shareholders of all other share classes of the Target Fund. In addition, the Reorganization of the Target Fund into the Acquiring Fund will enable shareholders of the Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue the same investment objective.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. Your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization for the Target Fund. We are not asking you for a proxy and you are requested not to send us a proxy.

Please carefully read the enclosed Information Statement/Prospectus, as it discusses the Reorganization in more detail. If you sell your shares or are otherwise no longer a shareholder of the Target Fund as of the closing date, this transaction will not impact you. If you have questions, please call Computershare Fund Services, toll free at (866) 963-6125.

Sincerely,

Stephen Kusmierczak,

Co-President, Columbia Acorn Trust

Daniel J. Beckman,

Co-President, Columbia Acorn Trust

Columbia Acorn Trust

Columbia Acorn USA

(the “Target Fund”)

INFORMATION STATEMENT/PROSPECTUS

Dated February 10, 2023

This document is an information statement for the Target Fund and a prospectus for the Acquiring Fund (as defined below). The mailing address and telephone number of the Target Fund and the Acquiring Fund (each, a “Fund” and collectively, the “Funds”) is c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City MO 64121-9104 and 800-345-6611. The principal offices of the Funds are located at 71 S. Wacker, Suite 2500 Chicago, Illinois 60606. This Information Statement/Prospectus contains information you should know about the reorganization (the “Reorganization”), with respect to the Target Fund, as indicated below. You should read this document carefully and retain it for future reference.

This Information Statement/Prospectus is being mailed on or about February 17, 2023.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT/PROSPECTUS. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. In accordance with the Fund’s Agreement and Declaration of Trust and applicable state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, (the “1940 Act”)), the Reorganization has been approved by the board of trustees of Columbia Acorn Trust and will be effected without the approval of shareholders.

Each of the Funds is a registered open-end management investment company (or a series thereof).

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Information Statement/Prospectus by reference:

(1)	the Statement of Additional Information of the Acquiring Fund relating to the Reorganization (the “Reorganization SAI”), dated February 10, 2023;

(2)	the following materials of Columbia Acorn Trust (SEC file nos. 002-34223 and 811-01829):

•	the Prospectus for each of the Target Fund and the Acquiring Fund dated May 1, 2022, which should be retained for future reference;

•	the Statement of Additional Information (“SAI”) for each of the Target Fund and the Acquiring Fund dated May 1, 2022;

•	the supplement dated December 8, 2022, to the Prospectus and SAI of the Target Fund dated May 1, 2022;

•	the supplement dated February 9, 2023, to the Prospectus and SAI of the Target Fund dated May 1, 2022, as supplemented;

•	the supplement dated February 9, 2023, to the Prospectus and SAI of the Acquiring Fund dated May 1, 2022;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders for each of the Target Fund and the Acquiring Fund for the fiscal year ended December 31, 2021; and

•	the unaudited financial statements included in the Semiannual Report to Shareholders for each of the Target Fund and the Acquiring Fund for the fiscal period ended June 30, 2022.

For a free copy of any of the documents listed above and/or to ask questions about this Information Statement/Prospectus, please call Computershare Fund Services, toll free at (866) 963-6125 or go to

https://www.proxy-direct.com/MeetingDocuments/33085/ColumbiaAcornUSAFund-InformationStatement.pdf.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials and other information with the SEC. Copies of these reports, proxy materials and other information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-i-

SECTION A — INFORMATION ABOUT THE REORGANIZATION

The following information describes the reorganization (the “Reorganization”) of Columbia Acorn USA (the “Target Fund”) into Columbia Acorn Fund (the “Acquiring Fund”). The Target Fund and the Acquiring Fund are each referred to individually as a “Fund” and collectively as the “Funds.”

SUMMARY

Columbia Wanger Asset Management, LLC (“Columbia Wanger”) and Columbia Management Investment Advisers, LLC (Columbia Management) (together with Columbia Wanger, the “Investment Managers”) have recommended the reorganization of two mutual funds managed by Columbia Wanger as anticipated in connection with the changes made effective May 1, 2022, to align the principal investment strategies, primary performance benchmarks, portfolio management and advisory fees of Columbia Wanger’s domestic mutual fund strategies (the “Domestic Repositioning”). The board of trustees of the Target Fund and the Acquiring Fund (the “Board”) approved the Domestic Repositioning and as part of the initiative has approved a proposal to reorganize the Target Fund into the Acquiring Fund. The Reorganization is scheduled to close on or about April 24, 2023.

This Information Statement/Prospectus provides information about the Reorganization of the Target Fund into the Acquiring Fund. The following is a summary of the Reorganization. More complete information appears later in this Information Statement/Prospectus. You should carefully read the entire Information Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How The Reorganization Will Work

•

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) and the Acquiring Fund’s assumption of all obligations and liabilities of the Target Fund. Immediately after the closing, the Target Fund will liquidate and distribute pro rata to shareholders of record of each class of its shares the Acquisition Shares of the corresponding class of shares received by the Target Fund.

•

The Acquiring Fund will issue Acquisition Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Target Fund, net of liabilities and any expenses of the Reorganization payable by the Target Fund. Acquisition Shares of each class of shares of the Acquiring Fund will be distributed to the shareholders of the corresponding class of shares of the Target Fund in proportion to their holdings of such class of the Target Fund. Shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund as they own in the Target Fund at the time of the Reorganization. For example, holders of Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund with the same aggregate net asset value as the aggregate net asset value of their Target Fund Class A shares. While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

•

The Investment Managers will bear all Reorganization-related costs other than brokerage and other portfolio transaction costs, if any, whether or not the Reorganization is consummated, in accordance with the Agreement. A portion of the portfolio assets of the Target Fund may be sold by the Acquiring Fund after the Reorganization. However, brokerage and portfolio transaction costs are expected to be minimal, if any, as there is currently 98% portfolio overlap between the Target Fund and the Acquiring Fund. See the section of the Information Statement/Prospectus entitled “Section A – Information About the Reorganization – Synopsis – Comparison of Fees and Expenses – Portfolio Turnover” with respect to the Reorganization.

•

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not recognize gain or loss as a direct result of the Reorganization and the Target Fund will not recognize gain or loss as a direct result of the Reorganization. A portion of the portfolio assets of the Target Fund may be sold by the Acquiring Fund following the Reorganization. However, brokerage and portfolio transaction costs are expected to be minimal, if any, as there is currently 98% portfolio overlap between the Target Fund and the Acquiring Fund. Additionally, because the Reorganization will end the tax year of the Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, income and capital gains resulting from portfolio turnover prior to consummation of the Reorganization. For more detail, see the section of the Information Statement/Prospectus entitled “Section B – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.”

•

As part of the Reorganization of the Target Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up with the Target Fund for the Target Fund account will be transferred to your new Acquiring Fund account. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

•

Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in connection with the Reorganization. Sales charges will apply to subsequent purchases unless a sales charge waiver applies.

•	After the Reorganization is completed, Target Fund shareholders will be shareholders of the same class of shares of the applicable Acquiring Fund and the Target Fund will be dissolved.

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization, as described in more detail in the section entitled “Section B – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. A portion of the portfolio assets of the Target Fund may be sold by the Acquiring Fund after the Reorganization. However, brokerage and portfolio transaction costs are expected to be minimal, if any, as there is currently 98% portfolio overlap between the Target Fund and the Acquiring Fund. The actual tax effect of any such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis of the Acquiring Fund in such assets and the holding period of such assets. Capital gains recognized in all such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because the Reorganization will end the tax year of the Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, income and capital gains resulting from portfolio turnover prior to consummation of the Reorganization. At any time prior to the Reorganization, a shareholder may redeem shares of a Target Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be currently taxable to the shareholder if those amounts remain in the non-taxable account.

The Target Fund shareholder’s aggregate tax basis in the Acquisition Shares is expected to carry over from the shareholder’s Target Fund shares, and a Target Fund shareholder’s holding period in the Acquisition Shares is expected to include the shareholder’s holding period in the Target Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled “Section B – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.” For more information regarding repositioning costs, see the section captioned “portfolio turnover” within the synopsis for the Reorganization.

Costs of the Reorganization

No significant costs are expected to be borne by the Target Fund or the Acquiring Fund in connection with the Reorganization, as set forth below. The Agreement provides that the Investment Managers will bear all Reorganization-related costs other than brokerage and other portfolio transaction costs, if any, whether or not the Reorganization is consummated. Brokerage and other portfolio transaction costs are expected to be minimal, if any, as there is currently 98% portfolio overlap between the Target Fund and the Acquiring Fund. The Investment Managers are expected to bear approximately $114,000 in Reorganization-related costs. See “Section A – Information About the Reorganization – Synopsis – Comparison of Fees and Expenses.”

SYNOPSIS OF THE REORGANIZATION: COMPARISON OF COLUMBIA ACORN USA AND COLUMBIA ACORN FUND

Comparison of the Target Fund and the Acquiring Fund — Significant Considerations

The Target Fund and the Acquiring Fund:

•	Have the same investment objective and substantially similar investment strategies and policies by which they pursue their investment objective, as discussed in more detail below.

•

Have the same risk profile, with identical principal risks associated with investments in the Acquiring Fund and the Target Fund; these risks include active management risk, market risk, small- and mid-cap securities risk, issuer risk, growth securities risk, liquidity and trading volume risk, sector risk, foreign securities risk, and emerging market securities risk, as discussed in more detail below.

•

Have the same policies for buying and selling shares and the same distribution and exchange rights. Please see “Section C – Additional Information Applicable to the Acquiring Funds” for a description of these policies for the Acquiring Fund.

•	Have the same fiscal year end, December 31.

•

Are structured as series of the same open-end management investment company organized as a Massachusetts business trust. Please see Appendix B to this Information Statement/Prospectus for more information regarding the rights of shareholders.

•	Have the same investment manager – Columbia Wanger.

Comparison of Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of a Fund. The purpose of the tables below is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the “Distributor”). More information is available about these and other sales charge discounts and waivers from your financial intermediary, and can be found in the Choosing a Share Class — Reductions/Waivers of Sales Charges section of each Fund’s prospectus, Appendix A to each Fund’s prospectus and, Appendix S to each Fund’s SAI.

The information in the table reflects the fees and expenses for each Fund for the annual period ended December 31, 2022, and the pro forma projected expenses for the twelve months ended December 31, 2022, for the combined Fund following the Reorganization.

Actual fees and expenses of the combined Fund will be based on the Fund’s asset levels following the Reorganization. The assets of the Funds will vary based on market conditions, redemptions and other factors.

Shareholder Fees (fees paid directly from your investment)

Both Funds (Current and Pro Forma)	Class A		Class Adv	Class C		Class Inst	Class Inst2	Class Inst3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		None	None		None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	None	1.00	%(b)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Columbia Acorn USA (Current)	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3
Management fees(c)	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(d)	0.23%	0.23%	0.23%	0.23%	0.20%	0.15%
Total annual Fund operating expenses	1.22%	0.97%	1.97%	0.97%	0.94%	0.89%
Less: Fee waivers and/or expense reimbursements(e)	(0.14%)	(0.14%)	(0.14%)	(0.14%)	(0.13%)	(0.13%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.08%	0.83%	1.83%	0.83%	0.81%	0.76%
Columbia Acorn Fund (Current)
Management fees	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(d)	0.16%	0.16%	0.16%	0.16%	0.13%	0.08%
Total annual Fund operating expenses	1.09%	0.84%	1.84%	0.84%	0.81%	0.76%
Columbia Acorn Fund (Pro Forma)
Management fees	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(d)	0.15%	0.15%	0.15%	0.15%	0.12%	0.07%
Total annual Fund operating expenses(f)	1.08%	0.83%	1.83%	0.83%	0.80%	0.75%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	Management fees have been restated to reflect the current management fee rate.
(d)	Other expenses have been restated to reflect current fees paid by the Fund.
(e)

Columbia Wanger has contractually agreed, effective May 1, 2022, to waive fees and reimburse certain expenses of the Target Fund, through April 30, 2023, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Target Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.08% for Class A shares, 0.83% for Class Adv shares, 1.83% for Class C shares, 0.83% for Class Inst shares, 0.81% for Class Inst2 shares and 0.76% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Board and Columbia Wanger. The fee waivers and/or expense reimbursements shown in the table also reflect the contractual agreement of the Fund’s transfer agent, Columbia Management Investment Services Corp. (the Transfer Agent) to waive a portion of its fees through April 30, 2023, such that the Target Fund’s transfer agency fees do not exceed the annual rate of 0.08% of the average daily net assets of each share class other than Class Inst2 and Class Inst3. This arrangement may be terminated at the sole discretion of the Board.

(f)

Columbia Wanger has contractually agreed, effective upon closing of the Reorganization, to waive fees and reimburse certain expenses of the Acquiring Fund, through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.08% for Class A shares, 0.83% for Class Adv shares, 1.83% for Class C shares, 0.83% for Class Inst shares, 0.80% for Class Inst2 shares and 0.75% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Board and Columbia Wanger. There is no guarantee that Columbia Wanger will continue to limit the Acquiring Fund’s operating expenses beyond April 30, 2025, and the Acquiring Fund’s operating expenses could increase after this expiration date.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem or sell all of your shares at the end of those periods, both under the current arrangements and, for the Acquiring Fund, assuming completion of the Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include a contractual fee waiver/expense reimbursement arrangement only for the Target Fund (Current) and only for the 1 year example. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

Columbia Acorn USA (Current)	1 Year	3 Years	5 Years	10 Years
Class A (whether or not shares are redeemed)	$679	$927	$1,194	$1,956
Class Adv (whether or not shares are redeemed)	$85	$295	$523	$1,177
Class C (assuming redemption of all shares at the end of the period)	$286	$605	$1,049	$2,090
Class C (assuming no redemption of shares)	$186	$605	$1,049	$2,090
Class Inst (whether or not shares are redeemed)	$85	$295	$523	$1,177
Class Inst2 (whether or not shares are redeemed)	$83	$287	$507	$1,143
Class Inst3 (whether or not shares are redeemed)	$78	$271	$480	$1,084

Columbia Acorn Fund (Current)
Class A (whether or not shares are redeemed)	$680	$902	$1,141	$1,827
Class Adv (whether or not shares are redeemed)	$86	$268	$466	$1,037
Class C (assuming redemption of all shares at the end of the period)	$287	$579	$995	$1,962
Class C (assuming no redemption of shares)	$187	$579	$995	$1,962
Class Inst (whether or not shares are redeemed)	$86	$268	$466	$1,037
Class Inst2 (whether or not shares are redeemed)	$83	$259	$450	$1,002
Class Inst3 (whether or not shares are redeemed)	$78	$243	$422	$942

Columbia Acorn Fund (Pro Forma)
Class A (whether or not shares are redeemed)	$679	$899	$1,136	$1,816
Class Adv (whether or not shares are redeemed)	$85	$265	$460	$1,025
Class C (assuming redemption of all shares at the end of the period)	$286	$576	$990	$1,951
Class C (assuming no redemption of shares)	$186	$576	$990	$1,951
Class Inst (whether or not shares are redeemed)	$85	$265	$460	$1,025
Class Inst2 (whether or not shares are redeemed)	$82	$255	$444	$990
Class Inst3 (whether or not shares are redeemed)	$77	$240	$417	$930

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the expense examples, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Acorn USA	69%
Columbia Acorn Fund	75%

The Target Fund’s portfolio turnover rate for the fiscal year ended December 31, 2022 is expected to increase from its portfolio turnover rate for the fiscal year ended December 31, 2021, as a result of the the May 1, 2022, change to the market capitalization range of the companies in which the Target Fund invests a majority of its assets. There is no material additional portfolio turnover impact expected following completion of the Reorganization. As of December 31, 2022, there was 98% portfolio overlap between the Target Fund and the Acquiring Fund. If the Reorganization had occurred as of December 31, 2022, it is estimated that approximately 0% of the Target Fund’s investment portfolio would have been sold, resulting in brokerage commissions or other transaction costs of $0 (0% of combined assets). The actual transaction costs, if any, will vary based on the degree of portfolio overlap between the Target Fund and the Acquiring Fund at the time of the Reorganization.

The above information is presented for informational purposes as of a specific point in time in the past. Actual market prices, capital gains and transaction costs, if any, will depend on market conditions at the time of sale, if any, and may vary from the information show.

Comparison of Investment Objectives and Principal Investment Strategies, and Non-Fundamental Investment Policies

The investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund are set forth in the table below. Each Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval. There is no assurance that a Fund’s investment objective will be achieved.

The Funds have the same investment objective to seek long-term capital and have substantially similar principal investment strategies. The principal investment strategies of the Target Fund and the Acquiring Fund are the same except that the Target Fund has non-fundamental policy of investing, under normal circumstances at least 80% of its net assets (including the amount of any borrowings for investment purposes) in U.S. companies. To achieve its investment objective, each of the Target Fund and the Acquiring Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the Russell 2500 Growth Index, each of the Funds’ benchmark at the time of purchase (between $21.5 million and $30 billion as of March 31, 2022). Both Funds invest the majority of their assets in U.S. companies, but are permitted to invest in foreign companies (up to 20% and 33% for the Target Fund and Acquiring Fund, respectively). As of December 31, 2022, approximately 3.3% of the portfolio of the Target Fund was invested foreign companies and approximately 3.8% of the portfolio of the Acquiring Fund was invested in foreign companies.

	Columbia Acorn USA	Columbia Acorn Fund
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in U.S. companies.

Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid- sized companies with market capitalizations generally in the range of market capitalizations in the Russell 2500 Growth Index, the Fund’s benchmark, (the Index) at the time of purchase. The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.

Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the Russell 2500 Growth Index, the Fund’s benchmark, (the Index) at the time of purchase. The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.
Diversification	The Fund is diversified.	The Fund is diversified.
Foreign Investments

The Fund invests the majority of its assets in U.S. companies, but also may invest up to 20% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).

The Fund may not (i) under normal circumstances, invest less than 80% of its net assets (plus any borrowings for investment purposes) in domestic securities or (ii) invest more than 20% of its total assets (valued at the time of investment) in the securities of foreign issuers.

The Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).

The Fund may not invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers.

Pledge Assets	The Fund many not pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures.	—

Additional Information About the Funds’ Principal Investment Strategies

For both Funds, Columbia Wanger believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies. In pursuit of each Fund’s objective, the portfolio managers take advantage of the research and stock-picking capabilities of Columbia Wanger. Columbia Wanger from time to time emphasizes one or more sectors in selecting the Fund’s investments, including the consumer discretionary, health care, and information technology sectors. Columbia Wanger typically seeks companies with:

•	A strong business franchise that offers growth potential.

•	Products and services in which the company has a competitive advantage.

•	A stock price Columbia Wanger believes is reasonable relative to the assets and earning power of the company.

Columbia Wanger may sell a portfolio holding if the security reaches Columbia Wanger’s price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if Columbia Wanger believes other securities are more attractive. Columbia Wanger also may sell a portfolio holding to fund redemptions.

Comparison of Fundamental Investment Policies

Each Fund has adopted certain fundamental investment restrictions. As described in the section of the Information Statement/Prospectus entitled “Section B – Additional Information About the Reorganization – Board Considerations,” one of the factors considered by the Board in approving the Reorganization was that the fundamental investment restrictions of the Target Fund and Acquiring Fund did not differ materially. The fundamental investment restrictions (i.e., those which may not be changed without shareholder approval) are listed below.

The fundamental investment restrictions cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

	Columbia Acorn USA	Columbia Acorn Fund
Issuer diversification

The Fund may not acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

With respect to 75% of the value of the Fund’s total assets, the Fund may not invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities.

The Fund may not acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

The Fund may not invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations.

Concentrate in any one industry	The Fund may not invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government securities.	The Fund may not invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry
Operational history of holdings (seasoned companies)	—	The Fund may not invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years’ operation (including predecessors).

	Columbia Acorn USA	Columbia Acorn Fund
Loans	The Fund may not make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).	The Fund may not make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).
Borrow money	The Fund may not borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures.	The Fund may not borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures. The Fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.
Pledge assets	—	The Fund may not pledge, mortgage or hypothecate its assets, except in connection with permitted borrowings.
Act as an underwriter	The Fund may not underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale.	The Fund may not underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition.
Buy or sell real estate	The Fund may not purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.	The Fund may not purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.

	Columbia Acorn USA	Columbia Acorn Fund
Buy or sell commodities	The Fund may not purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts.	The Fund may not purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts.
Margin purchases	The Fund may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.	The Fund may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.
Issue senior securities	The Fund may not issue any senior security except to the extent permitted under the 1940 Act.	The Fund may not issue any senior security except to the extent permitted under the 1940 Act.
Short sales	—	The Fund may not sell securities short or maintain a short position, except short sales “against the box.”
Joint trading	—	The Fund may not participate in a joint or on a joint or several basis in any trading account in securities.
Investing for purposes of control	—	The Fund may not invest in companies for the purpose of management or the exercise of control.

A comparison of the principal risks of investing in the Target Fund and the Acquiring Fund is provided under “Comparison of Principal Risks” below.

Comparison of Principal Risks

The principal risks associated with investments in the Acquiring Fund and the Target Fund are nearly identical. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Acquiring Fund is subject to the principal risks described in “Section C – Additional Information Applicable to the Acquiring Fund” below. The Target Fund is subject to each of the principal risks of the Acquiring Fund.

The following table provides a comparison of the types of principal investment risks associated with an investment in each Fund:

Principal Investment Risks	Columbia Acorn USA	Columbia Acorn Fund
Active Management Risk	X	X
Market Risk	X	X
Small- and Mid-Cap Company Securities Risk	X	X
Issuer Risk	X	X
Growth Securities Risk	X	X
Liquidity and Trading Volume Risk	X	X
Sector Risk	X	X
Consumer Discretionary Sector Risk	X	X
Health Care Sector Risk	X	X
Information Technology Sector Risk	X	X
Foreign Securities Risk	X	X
Emerging Market Securities Risk	X	X

Comparison of Management of the Funds

Columbia Wanger serves as investment manager for each of the Target Fund and Acquiring Fund. Both Funds obtain investment management services from Columbia Wanger according to terms of advisory agreements that are identical. The table below shows the current contractual management fee schedule for each Fund.

Columbia Acorn USA and Columbia Acorn Fund
Assets	Fee
Up to $700 million	0.740%
$700 million to $2 billion	0.690%
$2 billion to $6 billion	0.640%
$6 billion and over	0.630%

Each Fund is governed by the same Board, which is responsible for overseeing the Fund’s policies and activities. For a listing of the members comprising the Funds’ Board, please refer to the Statement of Additional Information for the Funds.

The Funds have the same portfolio management teams. “Section C – Additional Information Applicable to the Acquiring Fund” below describes the professional history of the portfolio managers of the Funds. The Statement of Additional Information of each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance

The following bar charts and tables show some of the risks of investing in the Funds. The bar charts show how each Fund’s Class Inst share performance has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares each Fund’s returns for the periods shown with a broad measure of market performance.

Except for differences in fees and expenses, all share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities. Share classes with expenses that are higher than Class Inst shares will have lower performance.

The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class Inst shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares are higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund Shares.

The Target Fund’s performance prior to May 1, 2022 reflects returns achieved pursuant to a strategy with a different market capitalization limit on the companies in which the Target Fund invests a majority of its assets. If the Target Fund’s current strategies had been in place for the prior periods, results shown would have been different.

Effective May 1, 2022, the Target Fund compares its performance to that of the Russell 2500 Growth Index (the New Index). Prior to this date, the Fund compared its performance to that of the Russell 2000 Growth Index (the Former Index). The Target Fund changed its primary benchmark in connection with changes to its principal investment strategies that became effective May 1, 2022. Columbia Wanger believes that the New Index provides a more appropriate comparison than the Former Index for investors measuring the Fund’s relative performance. Information on the Former Index will be shown for a one-year transition period.

Past performance (before and after taxes) is no guarantee of how a Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Columbia Acorn USA

CLASS INST SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 26.69% (2nd Quarter 2020) and the lowest return for a calendar quarter was -27.03% (1st Quarter 2020).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Inst	09/04/1996
Returns before taxes		-33.60%	2.92%	7.77%
Returns after taxes on distributions		-34.27%	-0.04%	3.24%
Returns after taxes on distributions and sale of Fund shares		-19.36%	2.58%	5.73%

Class A
Returns before taxes	10/16/2000	-37.57%	1.47%	6.87%

Class Adv
Returns before taxes	11/08/2012	-33.55%	2.95%	7.79%

Class C
Returns before taxes	10/16/2000	-34.86%	1.90%	6.73%

Class Inst2
Returns before taxes	11/08/2012	-33.51%	3.00%	7.87%

Class Inst3
Returns before taxes	11/08/2012	-33.56%	3.03%	7.91%

Russell 2500 Growth Index
(reflects no deduction for fees, expenses or taxes)		-26.21%	5.97%	10.62%

Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)		-26.36%	3.51%	9.20%

Columbia Acorn Fund

CLASS INST SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 28.34% (2nd Quarter 2020) and the lowest return for a calendar quarter was -23.57% (2nd Quarter 2022).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2022)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Inst
Returns before taxes	06/10/1970	-33.78%	2.35%	7.27%
Returns after taxes on distributions		-34.58%	-0.75%	2.73%
Returns after taxes on distributions and sale of Fund shares		-19.46%	2.20%	5.36%

Class A
Returns before taxes	10/16/2000	-37.80%	0.89%	6.35%

Class Adv
Returns before taxes	11/08/2012	-33.79%	2.36%	7.24%

Class C
Returns before taxes	10/16/2000	-35.10%	1.34%	6.19%

Class Inst2
Returns before taxes	11/08/2012	-33.83%	2.38%	7.29%

Class Inst3
Returns before taxes	11/08/2012	-33.77%	2.44%	7.35%

Russell 2500 Growth Index
(reflects no deductions for fees, expenses or taxes)		-26.21%	5.97%	10.62%

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and its related companies – including the Investment Manager, Columbia Management Investment Distributors, Inc. (the “Distributor”) and Columbia Management Investment Services Corp. (the “Transfer Agent”) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial, Inc. (Ameriprise Financial) and/or its affiliates. Ask your financial advisor or visit your financial intermediary’s website for more information.

SECTION B — ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization

The Board has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this Information Statement/Prospectus is a part, the following is a summary of certain terms of the Agreement:

•

The Reorganization is expected to occur in the second quarter of 2023, subject to receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, the Reorganization may happen at any time agreed to by the applicable Target Fund and Acquiring Fund.

•

The Target Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Target Fund’s obligations and liabilities and will issue Acquisition Shares to the Target Fund. The value of the Target Fund’s assets, as well as the number of Acquisition Shares to be issued to the Target Fund, will be determined in accordance with the Agreement. The Acquisition Shares will have an aggregate net asset value equal to the value of the assets received from the Target Fund, net of liabilities and costs of the Reorganization payable by the Target Fund Such costs are limited to brokerage and other portfolio transaction costs, which are expected to be minimal, if any. Immediately after the closing, the Target Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares the Acquisition Shares of the corresponding class received by the Target Fund.

•

As a result, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in the Reorganization.

•

The value of the net assets of the Target Fund and the Acquisition Shares will be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the Reorganization.

Conditions to Closing the Reorganization

The completion of the Reorganization is subject to certain conditions described in the Agreement, including among others:

•

The Target Fund shall have declared and paid a dividend or dividends that, together with all previous dividends, shall have the effect of distributing all of the Target investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, to the shareholders of the Target Fund for all taxable periods ending on or before the closing date of the Reorganization, (after reduction for any available capital loss carryforwards and excluding any net capital gains on which the Target Fund paid U.S. federal income tax).

•	The Target Fund and the Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•

The Target Fund and the Acquiring Fund will have received a satisfactory opinion of tax counsel to the effect that, as described in more detail below in the section entitled “U.S. Federal Income Tax Status of the Reorganization,” the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for the Acquisition Shares of the Acquiring Fund in connection with the Reorganization and the Target Fund will not recognize gain or loss as a direct result of the Reorganization. This condition may not be waived under the Agreement.

Termination of the Agreement and Plan of Reorganization

The Agreement and the transactions contemplated by it may be terminated with respect to any Reorganization by mutual agreement of the Target Fund and the Acquiring Fund at any time prior to the closing thereof, or by either the Target Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination of the Reorganization, the Investment Manager will bear all costs associated with the Reorganization.

Summary of Shareholder Rights

Each Fund is a series of Columbia Acorn Trust, a Massachusetts business trust, and is governed by the same Agreement and Declaration of Trust (“Declaration of Trust”) and Bylaws. Accordingly, shareholder rights are identical in all respects. See Appendix B hereto for a summary of the Declaration of Trust and Bylaws of the Funds.

U.S. Federal Income Tax Status of the Reorganization

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Target Fund and Acquiring Fund will receive an opinion from Perkins Coie, LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with respect to the Reorganization, for U.S. federal income tax purposes:

•

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquisition Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of section 368(b) of the Code, with respect to the Reorganization.

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

•

No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquisition Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

•	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Target Fund solely for Acquisition Shares.

•

The aggregate basis of the Acquisition Shares received by the Target Fund shareholder pursuant to the Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

•

The holding period of the Acquisition Shares received by the Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.

•

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

•	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Target Fund and the Acquiring Fund and will also be based on customary assumptions and certain factual certifications made by the officers of the Target Fund and the Acquiring Fund.

No opinion will be expressed as to (a) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (b) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

No private letter ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts, and are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization were consummated but the IRS or the courts determine that the Reorganization did not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss for federal income tax purposes equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquisition Shares it received. Shareholders of the Target Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion of the portfolio assets of the Target Fund may be sold by the Acquiring Fund after the Reorganization. However, brokerage and portfolio transaction costs are expected to be minimal, if any, as there is currently 98% portfolio overlap between the Target Fund and the Acquiring Fund. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets as well as holding period of such assets. Any capital gains recognized in these sales on a net basis, after reduction by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) and/or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. The Reorganization will end the tax year of the Target Fund, and potentially will accelerate any distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed income and capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of the Reorganization, the Target Fund will declare and pay a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and realized net capital gains (after reduction for available capital loss carryforwards and excluding certain capital gain on which the Target Fund paid U.S. federal income tax), if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. Even if reinvested in additional shares of the Target Fund, which would be exchanged for shares of the Acquiring Fund in the Reorganization, such distributions will be taxable to shareholders for U.S. federal income tax purposes, and such distributions by the Target Fund will include any undistributed income and capital gains resulting from portfolio turnover prior to the Reorganization.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Acquiring Fund after the Reorganization to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay U.S. federal income tax sooner, or pay more U.S. federal income tax, than they would have had the Reorganization not occurred.

In addition, shareholders of the Target Fund will in each case receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund (including any gains resulting from the repositioning, if any, of the Target Fund’s investment portfolio) or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Target Fund remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the Acquiring Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses will be available to reduce gains realized by the Acquiring Fund following the Reorganization, and consequently the extent to which the Acquiring Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

As of December 31, 2022, each of the Target Fund and the Acquiring Fund had no net realized or unrealized gains, year-to-date net realized losses equal to about 22% of net assets and net unrealized losses equal to about 1% of net assets.

As of December 31, 2022, the Target Fund had $35,001,748 in capital loss carryforwards and the Acquiring Fund had $554,024,395 in capital loss carryforwards. It is estimated that the Target Fund’s capital loss carryforwards can be fully utilized by the Acquiring Fund within approximately seven years of the Reorganization to offset future capital gains.

Capitalization of the Target Fund and the Acquiring Fund

The following table shows, on an unaudited basis, the capitalization as of each Fund as of January 20, 2023, (current) and on a pro forma basis, assuming the Reorganization had taken place as of that date.

	Net assets	Net asset value per share	Shares Outstanding	Share Adjustments(1)
Columbia Acorn USA (Current)
Class A	$29,942,964	$6.66	4,498,578	—
Class Adv	$15,678,415	$11.05	1,418,566	—
Class C	$729,917	$10.01	72,897	—
Class Inst	$103,969,592	$9.97	10,426,492	—
Class Inst2	$3,447,226	$11.20	307,783	—
Class Inst 3	$12,426,571	$11.39	1,091,313	—

Total	$166,194,685		17,815,629	—

Columbia Acorn Fund (Current)
Class A	$546,804,390	$6.51	84,004,933	—
Class Adv	$23,324,596	$10.28	2,268,857	—
Class C	$9,280,475	$9.10	1,020,352	—
Class Inst	$1,951,523,663	$9.48	205,936,481	—
Class Inst2	$24,936,339	$10.45	2,385,274	—
Class Inst 3	$64,708,882	$10.64	6,082,794	—

Total	$2,620,578,345		301,698,691	—

Columbia Acorn Fund (Pro Forma)(2)
Class A	$576,747,354	$6.51	88,604,467	4,599,534
Class Adv	$39,003,011	$10.28	3,793,995	1,525,138
Class C	$10,010,392	$9.10	1,100,563	80,211
Class Inst	$2,055,493,255	$9.48	216,903,738	10,967,257
Class Inst2	$28,383,565	$10.45	2,715,152	329,878
Class Inst 3	$77,135,453	$10.64	7,250,705	1,167,911

Total	$2,786,773,030		320,368,620	18,669,929

(1)

The adjustment to shares outstanding represents the impact of the shares being issued by the Acquiring Fund to the shareholders of the Target Fund assuming the acquisition was consummated on January 20, 2023.

(2)

For informational purposes only. Assumes the Reorganization occurred on January 20, 2023. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund shares that Target Fund shareholders will actually receive on such date.

Board Considerations

The Reorganization was reviewed by the members of the Board, with the advice and assistance of counsel to Columbia Acorn Trust (“Acorn”) and independent legal counsel to the independent trustees thereof, each of whom was not an interested person as defined in the 1940 Act (the “Independent Trustees”). Information on the Independent Trustees, the Board and its governance structure can be found in the Acorn Statement of Additional Information dated May 1, 2022, as supplemented to date, for the Target Fund and the Acquiring Fund. In advance of and at a meeting in December 2022, the Board considered the Reorganization of the Target Fund as proposed by the Investment Managers. In connection with the Board meeting, the Investment Managers provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, and responded to questions raised by the Board at the meeting.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the Independent Trustees thereof by separate vote, unanimously approved the Reorganization of the Target Fund. The Board, including the Independent Trustees thereof by separate vote, also unanimously determined that participation by the Target Fund in the Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

The general factors considered by the Board in assessing and approving the Reorganization included, among others, in no order of priority:

1.	the identical investment objectives and substantially similar principal investment strategies of the Target Fund and the Acquiring Fund;

2.

the current 98% portfolio overlap between the Target Fund and Acquiring Fund and the expectation of little variation in the future performance of the Target Fund and the Acquiring Fund, recognizing that no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization;

3.

that the operating expenses borne by shareholders of each class of shares of the Target Fund and Acquiring Fund are expected to decrease or remain the same as a result of the Reorganization (see “Section A – Information About the Reorganization – Comparison of Columbia Acorn USA and Columbia Acorn Fund – Comparison of Fees and Expenses”);

4.	the anticipated combined pro forma assets of the Acquiring Fund after the Reorganization and potential for economies of scale;

5.

alternatives to the Reorganization of the Target Fund, including liquidation, and the unlikelihood that the Target Fund would maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Acquiring Fund’s better relative prospects for attracting additional assets after the Reorganization;

6.

the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including that after the Reorganization the Acquiring Fund will be able to fully utilize the Target Fund’s pre-merger losses to offset future gains over an estimated period of seven years (see “Section B – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization”);

7.

the potential benefits of the Reorganization to the Investment Managers and their affiliates, including elimination of administrative, compliance and other costs associated with managing multiple funds with the same investment strategy and substantially similar investment strategies;

8.	that shareholders of the Target Fund are expected to experience no material change in shareholder services as a result of the Reorganization;

9.

that, whether or not the Reorganization is consummated, all costs associated with the Reorganization will be borne by the Investment Managers, other than brokerage and other portfolio transaction costs, which are expected to be minimal, if any;

10.	that the fundamental investment policies of the Target Fund and Acquiring Fund do not differ materially;

11.

that the Target Fund and Acquiring Fund have the same investment advisory agreement with Columbia Wanger, the Board overseeing the Target Fund and the combined Acquiring Fund is the same, and the advisory fees and the fees payable by the Target Fund and Acquiring Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 are identical;

12.

that the portfolio securities of the Target Fund will be exchanged into the Acquiring Fund’s portfolio at values determined according to the Trust’s Fair Valuation Policy and Procedures, as approved by the Board;

13.	that the portfolio managers of the Target Fund and the Acquiring Fund are identical and have confirmed their desire and capacity to absorb the assets of the Target Fund; and

14.

that Target Fund shareholders not wishing to hold shares of the Acquiring Fund could redeem their shares of the Target Fund at any time prior to closing of the Reorganization without penalty, while Target Fund shareholders wishing to retain their investment in a mutual fund with a substantially similar investment strategy managed in the same way by Columbia Wanger and overseen by the Board could do so.

In their deliberations, the Board did not identify any single factor that was paramount or controlling, and individual Board members may have attributed different weights to various factors. The Board determined, within the context of its overall conclusions, that each factor supported approval of the Reorganization. Certain of the factors considered by the Board are discussed in more detail below.

DOMESTIC REPOSITIONING. The Board considered that the Reorganization was proposed by the Investment Managers as anticipated in connection with the changes made effective May 1, 2022, to align the investment strategies, primary performance benchmarks, portfolio management and advisory fees of Columbia Wanger’s domestic mutual fund strategies, as approved by the Board.

ECONOMIES OF SCALE. The Board observed that, in addition to the potential to realize immediate economies associated with consolidating the Target Fund into a larger combined Acquiring Fund, such as the elimination of duplicative costs, the combined Acquiring Fund could be able to take advantage of other economies of scale associated with larger funds. The Board considered the potential benefits to the Investment Managers, including Columbia Wanger, resulting from the Reorganization, in the long-term, and whether those benefits were likely to be shared with Fund shareholders. The Board also considered the Investment Managers’ reported belief that the Acquiring Fund would be better positioned to experience growth in assets from investor inflows than the Target Fund.

TAX CONSEQUENCES. The Board examined the relative tax situations of the Target Fund and the Acquiring Fund. The Board considered as factors supporting the Reorganization the anticipated tax-free nature of the exchange of shares in the Reorganization and that the pre-merger capital loss carryforward positions of the Target Fund could be fully utilized within approximately seven years of the Reorganization. The Board also considered that the Acquiring Fund has a similar percent of assets to the Target Fund that is subject to losses that will benefit former Target Fund shareholders following the Reorganization. Generally, capital loss carryforwards can be used to reduce taxable capital gains during or with respect to the year in which the gains occurred. The Board also considered that there was no expected capital gains impact on the Target Fund and the Acquiring Fund as a result of the Reorganization. For more information, see “Section B – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.”

THE BOARD VOTED UNANIMOUSLY TO APPROVE THE REORGANIZATION AND THE REORGANIZATION AGREEMENT.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund and their respective shareholders and that the interests of the Target Fund’s and the Acquiring Fund’s respective shareholders would not be diluted as a result of the Reorganization, and accordingly, unanimously approved by the Reorganization of the Target Fund into the Acquiring Fund, and the Reorganization Agreement.

SECTION C — ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRING FUND

Below is information regarding the Acquiring Fund. All references to the “Fund” or the “Board” in this Section C refer to the Acquiring Fund and to the Board of Trustees of Columbia Acorn Trust, respectively, unless otherwise noted. All references to the “Investment Manager” refer to Columbia Wanger.

Principal Risks

An investment in the Fund involves risks, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Risks Applicable to the Acquiring Fund

Active Management Risk. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-cap companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.

The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.

The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertaintyover impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in less developed countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Liquidity and Trading Volume Risk. Because the Fund may invest a percentage of its assets in foreign securities, it may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses and may affect the value of your investment in the Fund. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in share prices and fundamentals, and may be forced to dispose of securities under disadvantageous circumstances and at a loss. As the Fund grows in size or, conversely, if it faces significant redemption pressure, these considerations take on increasing significance and may adversely impact performance.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more the Fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Consumer Discretionary Sector. The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.

Health Care Sector. The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.

Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities.

Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of foreign sub-custodians. Some countries have limited governmental oversight and regulation, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. As a result, there is a risk that the security will not be delivered to the Fund or that payment will not be received. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper recordkeeping by registrars and issuers.

Share Blocking. In certain non-U.S. markets, an issuer’s securities are blocked from trading for a specified number of days before and, in certain instances, after a shareholder meeting. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period. As a consequence of these restrictions, Columbia Wanger, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.

Portfolio Managers

Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Columbia Acorn Fund

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Erika K. Maschmeyer, CFA	Director of Research (U.S.), Portfolio Manager and Analyst at Columbia Wanger	Lead Portfolio Manager since February 2023	2016
John L. Emerson, CFA	Portfolio Manager and Analyst at Columbia Wanger	Portfolio Manager since 2021	2003

Ms. Maschmeyer has been associated with Columbia Wanger as an investment professional since 2016. Ms. Maschmeyer heads Columbia Wanger’s U.S. equity research efforts and has served as a Vice President of the Trust since March 2020. Prior to joining Columbia Wanger, Ms. Maschmeyer was a research analyst at an investment advisory firm where she was responsible for U.S. consumer discretionary/staples investments. Ms. Maschmeyer began her investment career in 2001 and earned a B.A. from Denison University and an M.B.A from the University of Chicago.

Mr. Emerson has been associated with Columbia Wanger or its predecessors as an investment professional since 2003. He has served as a Vice President of the Trust since March 2020. Prior to joining Columbia Wanger, Mr. Emerson was an analyst at an equity research firm. Mr. Emerson began his investment career in 2002 and earned a B.S. from the University of Missouri and an M.B.A from the University of Chicago.

Additional Investment Strategies and Policies

The Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval, but may require notice to shareholders in certain instances. The Fund’s fundamental investment policies, as identified in the Fund’s SAI, may be changed only with Board and shareholder approval in accordance with the voting requirements of the 1940 Act. For additional information about changing the Fund’s fundamental and non-fundamental investment policies, see the Fund’s SAI.

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined based on the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described in the Fund’s SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the Fund’s SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.

Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance

With respect to the Fund, Columbia Wanger has contractually agreed to waive fees and reimburse certain expenses of the Acquiring Fund so that the Fund’s ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.11% for Class A shares, 0.86% for Class Adv shares, 1.86% for Class C shares, 0.86% for Class Inst shares, 0.84% for Class Inst2 shares and 0.79% for Class Inst3 shares, from May 1, 2022 through April 30, 2023. This arrangement may only be amended or terminated with approval from the Board and Columbia Wanger.

Columbia Wanger has further contractually agreed, effective upon closing of the Reorganization, to waive fees and reimburse certain expenses of the Acquiring Fund, through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.08% for Class A shares, 0.83% for Class Adv shares, 1.83% for Class C shares, 0.83% for Class Inst shares, 0.80% for Class Inst2 shares and 0.75% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Board and Columbia Wanger.

The Acquiring Fund’s returns shown in the Performance Information section of this Information Statement/Prospectus reflect the effect of any fee waivers and/or reimbursements of Acquiring Fund expenses by Columbia Wanger and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Acquiring Fund’s returns might have been lower.

Primary Service Providers Contracts

Columbia Wanger, which also serves as the Fund’s administrator (the “Administrator”), Columbia Management, which serves as the Fund’s sub-administrator pursuant to an agreement with Columbia Wanger (the “Sub-Administrator”), Columbia Management Investment Distributors, Inc. (the “Distributor”), the Transfer Agent and the Fund’s custodian are the Fund’s primary service providers. The Fund’s contracts with its primary service providers (“Service Provider Contracts”) are solely among the parties thereto.

Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts.

Further, the Fund’s prospectus and SAI, this Information Statement/Prospectus and the Fund’s Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.

Columbia Wanger, the Sub-Administrator, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial. They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds outside the Columbia Acorn family of funds (“Columbia Acorn Funds”), including the other Columbia Funds, and are paid for providing these services. These service relationships are described below.

Board of Trustees

The Fund is governed by the Board. More than 75% of the Fund’s Trustees are independent (“Independent Trustees”), meaning that they are not “interested persons” of the Fund, as defined in the 1940 Act. The Independent Trustees bring backgrounds in business and academia to their task of working with the Fund’s officers to establish the Fund’s policies and oversee its activities. Among the Trustees’ responsibilities are: selecting the investment adviser for the Fund; approving the advisory agreement; reviewing other contracts; approving investment policies; monitoring Fund operations, performance, compliance and costs; and nominating or selecting new Trustees. Each Trustee serves the Fund for an indefinite term until his or her retirement, resignation, death or removal in accordance with the organizational documents of Columbia Acorn Trust (the “Trust”). The Trust’s By-Laws generally require that Trustees retire at the end of the calendar year in which they attain the age of 75 years. The last shareholder meeting to elect Trustees was held on February 27, 2015. Any Trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the Columbia Acorn Funds. The mailing address for the Trustees and officers is 71 S. Wacker, Suite 2500, Chicago, Illinois 60606. For more detailed information about the Board, please refer to the Fund’s SAI.

The Investment Manager

Columbia Wanger Asset Management, LLC is located at 71 S. Wacker, Suite 2500, Chicago, Illinois 60606. As of December 31, 2022, Columbia Wanger had assets under management of approximately $6.4 billion. Columbia Wanger is a registered investment adviser and wholly owned subsidiary of Columbia Management, which is a wholly owned subsidiary of Ameriprise Financial. In addition to serving as an investment adviser to mutual funds, Columbia Wanger acts as an investment manager for other private funds and institutional accounts.

Subject to oversight by the Board, Columbia Wanger manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. Columbia Wanger may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Wanger a fee for its investment advisory services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate fees paid to Columbia Wanger by the Fund amounted to 0.68% of average daily net assets of the Fund, before any applicable reimbursements.

A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s investment management services agreement with Columbia Wanger is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2022.

Columbia Wanger and its investment advisory affiliates, including Columbia Management (Affiliates), around the world may coordinate in providing services to their clients. From time to time, Columbia Wanger may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management and proxy voting) to certain accounts managed by Columbia Wanger, including the Fund. These Affiliates will provide services to the Fund and other accounts of Columbia Wanger either pursuant to delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Affiliates, like Columbia Wanger, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the SEC and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements or relationships, certain personnel of Columbia Management and other Affiliates may serve as “associated persons” or officers of Columbia Wanger and, in this capacity, subject to the oversight and supervision of Columbia Wanger and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund’s SAI, and with Columbia Wanger’s and the Funds’ compliance policies and procedures, may provide such services to the Fund.

The Administrator

Columbia Wanger is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Administrator retains the Sub-Administrator to perform certain of these services (including fund accounting), and pays a fee for the services of the Sub-Administrator. The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Trust’s aggregate average daily net assets and is paid monthly, as follows:

Annual Administration Fee, as a % of Aggregate Daily Net Assets of the Trust:
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

The Distributor

Shares of each Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

Certain Conflicts of Interest

There are certain actual and potential conflicts of interest that arise from the financial services activities of Ameriprise Financial and its affiliates, including Columbia Wanger and the Funds’ other primary service providers. Please see each Fund’s prospectus and SAI for further discussion of these conflicts of interest.

The Transfer Agent

Columbia Management Investment Services Corp. is a registered transfer agent and wholly owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged DST Asset Manager Solutions, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee or a fee based on the assets invested through omnibus accounts, and reimburses the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held.

The Funds

The Columbia Acorn Funds and the other Columbia Funds generally share the same policies and procedures for investor services, as described below. Together, the Fund and the other Columbia Acorn Funds, along with the Columbia Funds, are referred to herein as the Funds.

Funds Contact Information

Additional information about the Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedleus.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o DST Asset Manager Solutions, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407.

*	The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of the Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.

When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Share Class Features

The following summarizes the primary features of Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3.

No sales charges apply to shares issued in the Reorganization. For subsequent purchases, the sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. Financial intermediary specific sales charge reductions and waivers are the same for the Target Fund and Acquiring Fund and are set forth in Appendix A to each Fund’s prospectus.

Sales Charges and Commissions

Sales charges, commissions, and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you, and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Distribution and service fees are discussed in a separate sub-section below. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees.

Whether the ultimate cost is higher for one share class over another depends on the amount you invest, how long you hold your shares, the fees (i.e., sales charges) and expenses of the class and whether you are eligible for reduced or waived sales charges, if available. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in the Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.

Class A Shares — Front-End Sales Charge

Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Fund dividends or distributions or subject to an applicable financial intermediary-specific waiver), you will pay a front-end sales charge when you buy Class A shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. The Class A shares sales charge is waived on Class C shares converted to Class A shares. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class — Reductions/Waivers of Sales Charges and Appendix A to each Fund’s prospectus.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (through the Transfer Agent, rather than through a financial intermediary).

The front-end sales charge you will pay on Class A shares:

•	depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund).

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

Class A Shares — Front-End Sales Charge — Breakpoint Schedule*

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
Class A Shares	$0–$49,999	5.75%	6.10%	5.00%
	$50,000–$99,999	4.50%	4.71%	3.75%
	$100,000–$249,999	3.50%	3.63%	3.00%
	$250,000–$499,999	2.50%	2.56%	2.15%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class A Shares — Commissions

The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge you paid. For more information, see Class A Shares — Front-End Sales Charge above.

The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedules (assets initially purchased into Class A shares of a Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating a financial intermediary’s commission under these schedules):

Class A Shares of Taxable Funds — Commission Schedule (Paid by the Distributor to Financial Intermediaries)*

Purchase Amount	Commission Level** (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge.
**

The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.

Class C Shares — Front-End Sales Charge

You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares. Although Class C shares do not have a front-end sales charge, over time Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and distribution and/or service fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares. If you are eligible to invest in Class A shares without a front-

end sales charge, you should discuss your options with your financial intermediary. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

Class C Shares — Conversion to Class A Shares

Class C shares of a Fund generally automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date. Class C shares held through a financial intermediary in an omnibus account will be converted provided that the intermediary is able to track purchases to credit individual shareholders’ holding periods. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. For example, group retirement plans held through third-party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility for Class C share conversion. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary’s platform or accounts. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares. Please see each Fund’s prospectus for additional information on the conversion of Class C shares.

Class C Shares — CDSC

You will pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC (e.g., the shares you are selling were purchased with reinvested Fund distributions). Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor makes an up-front payment (which includes a sales commission and an advance of service fees) directly to your financial intermediary of up to 1.00% of the NAV per share when you buy Class C shares. The Distributor seeks to recover this payment through distribution fees of up to 0.75% and shareholder service fees of up to 0.25% it receives under the Fund’s Rule 12b-1 plan during the first 12 months following the sale of Class C shares, and any applicable CDSC when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Reductions/Waivers of Sales Charges

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund (i.e., a Direct-at-Fund Account, as defined below) or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge and/or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund (if permitted) or through a different financial intermediary. For a description of financial intermediary-specific sales charge reductions and/or waivers, see Appendix A to each Fund’s prospectus.

Class A Shares Front-End Sales Charge Reductions

The Fund makes available two means of reducing the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members’ ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases of Class A shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of the Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible. Please contact your financial intermediary with questions regarding application of the eligible discount to your account. You may be asked by your financial intermediary (or by the Fund if you hold your account directly with the Fund) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.

The sales charge reductions available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge reductions, see Appendix A to each Fund’s prospectus.

FUNDamentals
Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group retirement plan accounts are valued at the retirement plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A (excluding, in the case of Direct-at-Fund Accounts, Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge), Class C, Class E, Class Inst or Class V shares of a Fund, or non-retirement plan accounts invested in Class Adv, Class Inst2 or Class Inst3 shares of a Fund: individual or joint accounts; Roth and traditional IRAs; Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; accounts invested in Class R shares of a Fund; and retirement plan accounts invested in Class Adv, Class Inst2 or Class Inst3 shares of a Fund.

Additionally, direct purchases of shares of Columbia Government Money Market Fund may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Columbia Funds that assess a sales charge may be included in account value aggregation.

Class A Shares Front-End Sales Charge Waivers

There are no front-end sales charges on reinvested Fund distributions. The Class A shares sales charge is waived on conversions of Class C shares to Class A shares. The Distributor may waive front-end sales charges on purchases of Class A shares of the Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Fund portfolio managers, certain partners and employees of outside legal counsel to the Funds or the Board, separate accounts of an insurance company exempt from registration as an investment company under Section 3(c)(11) of the 1940 Act, registered broker-dealer firms that have an agreement with the Distributor purchasing Fund shares for their investment account only, and qualified employee benefit plan rollovers to Class A shares in the same Fund (see Appendix S to the Fund’s SAI for details). For a more complete description of categories of investors who may purchase Class A shares of the Fund’s at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the Fund’s SAI.

In addition, certain types of purchases of Class A shares may be made at NAV. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Inst shares of a Fund for Class A shares of the Fund; (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform; (iv) purchases through certain wrap fee or other products or programs that involve fee-based compensation arrangements that have, or clear trades through a financial intermediary that has, a selling agreement with the Distributor; (v) purchases through state sponsored 529 Plans; (vi) purchases through banks, trust companies, and thrift institutions acting as fiduciaries; and (vii) purchases through certain employee benefit plans and certain qualified deferred compensation plans. For a more complete description of these eligible transactions, see Appendix S to the Fund’s SAI.

The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A to each Fund’s prospectus.

CDSC Waivers – Class A and Class C

You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; for which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase; purchased through reinvestment of dividends and capital gain distributions; that result from required minimum distributions taken from retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations; that result from returns of excess contributions made to retirement plans or individual retirement accounts (subject to certain conditions); initially purchased by an employee benefit plan (for Class A shares) and that are not connected with a plan level termination (for Class C shares); in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions or situations. Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For a more complete description of the available waivers of the CDSC on redemptions of Class A or Class C shares, see Appendix S to the Fund’s SAI.

The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A to each Fund’s prospectus.

Repurchases (Reinstatements)

As noted in the table below, you can redeem shares of certain classes (see Redeemed Share Class below) and use such redemption proceeds to buy shares of the Corresponding Repurchase Class (see below) without paying an otherwise applicable sales charge and/or CDSC (other than, in the case of Direct-at-Fund Accounts, redemptions from Funds that do not assess a front-end sales charge, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge) within 90 days, up to the amount of the redemption proceeds.

Repurchases (Reinstatements)

Redeemed Share Class	Corresponding Repurchase Class
Class A	Class A
Class C	Class C

Any CDSC paid upon redemption of your Class A or Class C shares of a Fund will not be reimbursed.

To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer

Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the Corresponding Repurchase Class (as noted in the table above) through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see Appendix A to each Fund’s prospectus and Appendix S to the Fund’s SAI for more information about sales charge waivers.

Distribution and Service Fees

The Board has approved, and the Columbia Acorn Funds have adopted, a distribution plan pursuant to Rule 12b-1 under the 1940 Act that sets the distribution and/or service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class of the Columbia Acorn Funds:

	Distribution Fee	Service Fee	Combined Total

Class A	None	0.25%	0.25%

Class Adv	None	None	None

Class C	0.75%	0.25%	1.00%

Class Inst	None	None	None

Class Inst2	None	None	None

Class Inst3	None	None	None

The distribution and/or service fees for Class A and Class C shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.

For Class A shares, the Distributor begins to pay these fees immediately after purchase, except in the following case, in which the Distributor begins to pay these fees 12 months after purchase: a purchase of Class A shares of $1 million or more that pay a Class A up-front commission to your financial intermediary and the financial intermediary opted to receive such commission. The Distributor’s policy to otherwise begin to pay these fees immediately on Class A shares includes purchases of funds that do not pay an up-front sales commission on Class A shares. For Class C shares, the Distributor begins to pay these fees 12 months after purchase. However, for Class C shares, financial intermediaries may opt to decline the up-front payment described in Choosing a Share Class – Sales Charges and Commissions – Class C Shares – Commissions and instead may receive these fees immediately after purchase. If the intermediary opts to receive the up-front payment, the Distributor retains the distribution and service fee for the first 12 months following the sale of Class C shares in order to recover the up-front payment made to financial intermediaries and to pay for other related expenses.

If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continue in effect, which is expected to be indefinitely. However, the Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.

Financial Intermediary Compensation

The Distributor, Columbia Wanger and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Please see each Fund’s prospectus and SAI for further discussion of the compensation paid by the Fund’s services providers to financial intermediaries.

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund’s shares based on the total value of all of the securities and other assets that it holds as of a specified time.

FUNDamentals
Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at (i) the scheduled close of the NYSE for such day (usually 4:00 p.m. Eastern Time or such other time as the NYSE may schedule), (ii) the scheduled close of the NYSE (usually 4:00 p.m. Eastern Time) on any business day on which the NYSE has an unscheduled close or intraday trading halt or other disruption, regardless of the time of such unscheduled close, halt or disruption or whether trading resumes, or (iii) such other time as the Board may from time to time determine. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. Certain equity securities, debt securities and other assets are valued differently. For instance, short-term investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price. For a Fund organized as a fund-of-funds, its investments in other funds are valued at their NAVs. Market quotations are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board.

If a market price is not readily available or is deemed not to reflect market value, the security will be valued in good faith based on a determination of the security’s fair value pursuant to the Portfolio Pricing Policy approved by the Board. The Portfolio Pricing Policy provides that fair value determinations will be made using the methodology set forth in the Policy and deemed most appropriate under the circumstances and considering all available, relevant factors and indications of value. The Portfolio Pricing Policy provides that fair valuation may be used to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. In addition, statistical fair valuation process is applied daily to adjust prices of foreign securities traded on foreign exchanges in time zones different from the United States utilizing the services of a designated pricing vendor. Although the use of statistical fair valuation is intended to and may decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities. Please consult the Fund’s SAI for more information on the factors to be considered in making fair value determinations; the significant events that may necessitate fair valuation of foreign securities; and the Fund’s statistical fair valuation methodology.

When fair valuation is used to price securities, the values for those securities may be higher or lower than values used by another fund to price the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share (plus any applicable sales charge) of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share (plus any applicable sales charge). For Direct-at-Fund Accounts (i.e., accounts established directly with the Fund), when a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your financial intermediary has received payment (in the case of purchases) and all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Excessive Trading Practices Policy

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.

Specific Buying and Exchanging Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future purchase orders, including exchange purchase orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s Excessive Trading Policies and Procedures.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.

Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may buy, sell, or exchange shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.

Not all financial intermediaries offer the Funds (or all classes of Fund shares) and certain financial intermediaries that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.

Financial intermediaries that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. The Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be per formed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the Fund to make changes to your account, to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Direct-At-Fund Accounts (Accounts Held Directly with the Fund)

Fund shares can be held in a variety of ways. You can hold Fund shares through an account established and held through the financial intermediary through which you purchased Fund shares, or you or your financial intermediary can establish an account directly with the Fund, in which case you will receive Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts). Direct-at-Fund Accounts include accounts held at the Transfer Agent that do not or no longer have a financial intermediary assigned to them.

To open a Direct-at-Fund Account, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at columbiathreadneedleus.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions – Direct-at-Fund Accounts

If you have a Direct-at-Fund Account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.

Include in your transaction request letter: your name; the name of the Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions – Direct-at-Fund Accounts

For Class A, Class C, Class Inst and Class Inst3 shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell Fund shares via telephone and receive redemption proceeds: by electronic funds transfer via ACH, by wire, or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account. You can buy Fund shares via telephone by electronic funds transfer via ACH from your bank account up to a maximum of $100,000 of shares per day, per Fund account, or by wire from your bank account without a maximum. See below for more information regarding wire and electronic fund transfer transactions. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions – Direct-at-Fund Accounts

For Class A, Class C, Class Inst and Class Inst3 shares, if you have a Direct-at-Fund Account, you may be able to place orders to buy, sell, or exchange shares online. Contact the Transfer Agent at 800.345.6611 for more information on certain account trading restrictions and the special sign-up procedures required for online transactions. You can also go to columbiathreadneedleus.com/investor/ to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Fund account through your online account if you qualify for internet orders. Wire transactions are not permitted online.

Wire Transactions – Direct-at-Fund Accounts

If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst and Class Inst3 shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account. You must set up this feature prior to your request unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. The Transfer Agent charges a fee for shares sold by wire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $100,000 per day, per Fund account. Wire transactions are not permitted online.

Electronic Funds Transfer via ACH – Direct-at-Fund Accounts

If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst and Class Inst3 shares of a Fund by electronically transferring money via ACH from (or to) your bank account to (or from) your Fund account subject to a maximum of $100,000 of shares per day, per Fund account. You must set up this feature prior to your request, unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.

Buying Shares

Eligible Investors

Class A Shares and Class C Shares

Class A shares are available to the general public for investment. Class C shares are available to the general public for investment, except that Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received on or after such date from Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.

Class Adv Shares

Class Adv shares are available only to (i) omnibus retirement plans, including self-directed brokerage accounts within omnibus retirement plans that clear through institutional no transaction fee (NTF) platforms, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Adv eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans, (vi) health savings accounts, (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting per formed in place of the Transfer Agent, and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform.

Class Inst Shares

Class Inst shares are available only to the categories of eligible investors described below under Class Inst Shares Minimum Initial Investments. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Inst account with the Fund as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Inst accounts in a Fund if the affiliated plan opened a Class Inst account on or before March 28, 2013. If an omnibus retirement plan invested in Class Inst shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Inst shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.

Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares will not be permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Inst shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Class Inst2 Shares

Class Inst2 shares are available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Inst2 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans; (iii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst2 shares within such platform and that Fund shares are held in an omnibus account; and (iv) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst2 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst2 shares within such platform.

Prior to November 8, 2012, Class Inst2 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class Inst2 may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts for such pre-existing programs and add new shareholders in the program.

Class Inst3 Shares

Class Inst3 shares are available to: (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund (through the Transfer Agent); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); (v) fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; (vii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; and (viii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Fund shares in networked or omnibus accounts.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by class and type of account.

The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Minimum Initial Investments

	Minimum Initial Investment(a)		Minimum Initial Investment for Accounts with Monthly Systematic Investment Plans

For all classes and account types except those listed below	$2,000		$100

Individual Retirement Accounts for all classes except those listed below	$1,000		$100

Group retirement plans	None		N/A

Class Adv and Class Inst	$0, $1,000 or $2,000	(b)	$100	(b)

Class Inst2	None		N/A

Class Inst3	$0, $1,000, $2,000 or $1 million	(c)	$100	(c)

(a)

If your Class A, Class Adv, Class C, Class Inst or Class Inst3 shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. There is no minimum initial investment in Class A shares for accounts held in an omnibus account on a mutual fund only platform offered through your financial intermediary.

(b)

The minimum initial investment in Class Adv shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform; for all other eligible Class Adv share investors, there is no minimum initial investment. The minimum initial investment amount for Class Inst shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. The minimum initial investment amount for monthly Systematic Investment Plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.

(c)

There is no minimum initial investment in Class Inst3 shares for: group retirement plans that maintain plan-level or omnibus accounts with the Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform and Fund shares are held in an omnibus account; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Inst3 investors. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.

Additional Information about Minimum Initial Investments

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a monthly Systematic Investment Plan, your account must meet the then-current applicable minimum initial investment.

Class Inst Shares Minimum Initial Investments

There is no minimum initial investment in Class Inst shares for the following categories of eligible investors:

•	Any health savings account sponsored by a third-party platform.

•

Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting per formed in place of the Transfer Agent.

•	Any commissionable brokerage account, if a financial intermediary has received a written approval from the Distributor to waive the minimum initial investment in Class Inst shares.

•	Any Trustee (or family member) of the Trust.

•	Any employee (or family member) of Columbia Wanger.

The minimum initial investment in Class Inst shares for the following categories of eligible investors is $1,000:

•

Individual retirement accounts (IRAs) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.

•

Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares through an individual retirement account (IRA). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.

The minimum initial investment in Class Inst shares for the following categories of eligible investors is $2,000:

•

Investors (except investors in individual retirement accounts (IRAs)) who purchase Fund shares through commissionable brokerage platforms where the financial intermediary holds the shares in an omnibus account and, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.

•

Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares (other than individual retirement accounts (IRAs), for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Bank trust departments that assess their clients an asset-based fee.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor (other than the Columbia Acorn Funds).

•	Certain other investors as set forth in more detail in the Fund’s SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. With the exception of Columbia Government Money Market Fund, Systematic Investment Plan purchases will be confirmed on your quarterly account statement. Columbia Government Money Market Fund Systematic Investment Plan purchases will be confirmed at the time of the purchase. If establishing a Systematic Investment Plan to reduce the initial fund minimum, the plan needs to be established monthly to avoid the small account fee.

Dividend Diversification

Generally, you may automatically invest Fund distributions into the same class of shares (and in some cases certain other classes of shares) of another Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all financial intermediaries.

Selling Shares

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” (i.e., the trade date) minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class Adv, Class C, Class Inst, Class Inst2 and Class Inst3 share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Satisfying Fund Redemption Requests

When you sell your Fund shares, the Fund is effectively buying them back from you. This is called a redemption. Except as noted below with respect to newly purchased shares, the Fund typically expects to send you payment for your shares within two business days after your trade date for all methods of payment. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.

The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an inter fund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the inter fund lending program. As a result, borrowings available to the Fund under the credit facility and the inter fund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Inter fund Lending in the Fund’s SAI for more information about the credit facility and inter fund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.

In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots, and derivatives). In the event the Fund distributes portfolio securities in kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value after they are distributed but before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if Columbia Wanger determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities.

While the Fund is not required (and may refuse in its discretion) to pay a redemption with an in-kind distribution of Fund portfolio securities and reserves the right to pay the redemption proceeds in cash, if you wish to request an in-kind redemption, please call the Transfer Agent at 800.345.6611. As a result of the operational steps needed to coordinate with the redeeming shareholder’s custodian, in-kind redemptions typically take several weeks to complete after a redemption request is received. The Fund and the redeeming shareholder will typically agree upon a redemption date. Since the Fund’s NAV may fluctuate during this time, the Fund’s NAV may be lower on the agreed-upon redemption date than on an earlier date on which the investment could have been redeemed for cash.

Redemption of Newly Purchased Shares

You may not redeem shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.

Exchanging Shares

You can generally sell shares of your Fund to buy shares of another Fund (subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange. Please see Same-Fund Exchange Privilege below for more information.

You will be subject to a sales charge if, in a Direct-at-Fund Account, you exchange shares that have not previously paid a sales charge, into a Columbia Fund that does assess a sales charge. If you hold your Fund shares through certain financial intermediaries, you may have limited exchangeability among the Funds. Please contact your financial intermediary for more information.

Systematic Exchanges

You may buy Class A, Class C, Class Inst and Class Inst3 shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan.

Exchanges will continue as long as your balance in the Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.

Same-Fund Exchange Privilege

Shareholders may be eligible to invest in other classes of shares of the same Fund, and may exchange their current shares for another share class if deemed eligible and offered by the Fund. Such same-Fund exchanges could include an exchange of one class for another with higher expenses. Before making such an exchange, you should consider the expenses of each class. Shareholders should contact their financial intermediaries to learn more about the details of the same-Fund exchange privilege. Exchanges out of Class A and Class C shares will be subject to any applicable CDSC. Financial intermediaries that have a customized arrangement with regard to CDSCs are detailed in Appendix A to each Fund’s prospectus.

Exchanges out of Class C shares to another share class of the same Fund are not permissible on Direct-at-Fund Accounts, except that the Transfer Agent seeks to convert Class C shares as soon as administratively feasible to Class A shares of the same Fund for Direct-at-Fund Accounts that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares. Class C share purchase orders received by Direct-at- Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund. Exchanges out of Class C shares to another share class of the same Fund within commissionable brokerage accounts are permitted only (1) when the shareholder moves from a commissionable brokerage account to a fee-based advisory program or (2) when the exchange is part of a share class conversion (or a similar multiple shareholder transaction event) instituted by a financial intermediary and such conversion or similar type event is preapproved by the Distributor.

Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same-Fund exchange. You should consult your tax advisor about your particular exchanges.

Distributions to Shareholders

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income semi-annually. The Fund may declare or pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial intermediary through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund (through the Transfer Agent), distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

EXHIBIT A — OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Acquiring Fund and the Target Fund (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
A-1	Current and pro forma ownership of shares of the Target Fund and Acquiring Fund
A-2	Financial highlights of the Acquiring Fund

Table A-1. Ownership of Target Fund and Acquiring Fund Shares

Each person who owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise, may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

As of January 23, 2023 neither the Target Fund nor the Acquiring Fund had any control persons. If the Reorganization were to occur as of January 23, 2023, the Acquiring Fund would not have any control persons.

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of January 23, 2023. As of January 23, 2023, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Current Ownership of Fund Shares

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
Columbia Acorn USA (the Target Fund)	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S. MINNEAPOLIS, MN 55402-2405	Class A	16.58%	0.84%
		Class C	31.88%	2.13%
	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-3151	Class I	6.25%
		Class Inst2	6.30%	0.30%
	EDWARD D JONES & CO. FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	6.55%	1.01%
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	Class ADV	90.70%	34.94%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	11.41%	0.58%
		Class C	9.95%	0.66%
	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY KROESE & KROESE 401(K) PLAN 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	Class Inst2	7.56%	0.86%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	9.80%	0.50%
		Class Inst	5.22%	0.25%
		Class Inst2	58.65%	6.71%
		Class Inst3	46.99%	7.25%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	8.72%	0.44%
		Class C	24.46%	.02%
		Class Inst2	8.25%	0.94%
	THE TRUST COMPANY OF KNOXILLE 1 4823 OLD KINGSTON PIKE STE 100 KNOXVILLE TN 37919-6499	Class Inst3	42.73%	6.59%
	UMB BANK NA VARICHEM INT’L USA NDFI S-IRA 820 3RD ST BAY CITY TX 77414-5817	Class C	7.90%	0.53%
	RELIANCE TRUST CO FBO NATIONAL ADVISORS RR PO BOX 78446 ATLANTA GA 30357	Class Inst2	13.66%	1.56%
Columbia Acorn Fund (the Acquiring Fund)	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	11.53%	10.94%
		Class C	11.81%	11.02%
	C/O ICMA RETIREMENT CORPORATION LA COUNTY SANITATION DISTRICT 457 777 N CAPITOL ST NE WASHINGTON DC 20002-4239	Class ADV	25.27%	15.54%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	5.98%	5.70%
		Class Inst2	21.03%	18.63%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	19.67%	16.54%
	FIIOC FBO CRAFT MACHINE WORKS EMPLOYEE RETIREMENT & SAVINGS PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class Inst2	16.77%	14.86%
	JPMCB NA CUST FOR COLUMBIA THERMOSTAT FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Class Inst3	54.55%	46.14%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	8.56%	8.13%
		Class C	15.63%	14.56%
	MERRILL LYNCH PIERCE FENNER & SMITH FBO LOUIS SENNELLO TTEE LOUIS SENNELLO TRUST 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class A	9.33%	8.86%
		Class ADV	17.98%	11.05%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	Class A	5.04%	4.79%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	10.73%	10.18%
		Class ADV	12.41%	7.63%
		Class Inst	8.08%	7.70%
		Class Inst2	15.85%	14.03%
		Class Inst3	5.16%	4.37%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	8.31%	6.68%
		Class ADV	18.22%	11.20%
		Class C	13.51%	12.61%
		Class Inst2	15.26%	13.51%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.09%	5.68%
	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	14.33%	12.70%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	7.03%	6.68%
		Class C	12.99%	12.13%

Table A-2. Financial Highlights

The financial highlights tables below are designed to help you understand the Acquiring Fund’s financial performance.

Columbia Acorn® Fund

Audited Annual Financial Highlights

The following table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the Reorganization SAI.

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2021	$12.69	(0.10)		1.07	0.97	(0.14)	(3.51)	(3.65)
Year Ended 12/31/2020	$11.71	(0.06)		3.24	3.18	—	(2.20)	(2.20)
Year Ended 12/31/2019	$10.65	(0.04)		2.78	2.74	—	(1.68)	(1.68)
Year Ended 12/31/2018	$12.92	(0.03)		(0.48)	(0.51)	—	(1.76)	(1.76)
Year Ended 12/31/2017	$13.35	(0.02)		3.23	3.21	—	(3.64)	(3.64)

Advisor Class
Year Ended 12/31/2021	$17.65	(0.10)		1.54	1.44	(0.13)	(3.59)	(3.72)
Year Ended 12/31/2020	$15.52	(0.05)		4.38	4.33	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.63	(0.01)		3.58	3.57	—	(1.68)	(1.68)
Year Ended 12/31/2018	$16.06	0.01		(0.64)	(0.63)	—	(1.80)	(1.80)
Year Ended 12/31/2017	$15.83	0.02		3.85	3.87	—	(3.64)	(3.64)

Class C(d)
Year Ended 12/31/2021	$16.14	(0.26)		1.40	1.14	(0.13)	(3.43)	(3.56)
Year Ended 12/31/2020	$16.57	(0.20)		4.08	3.88	—	(4.31)	(4.31)
Year Ended 12/31/2019	$18.75	(0.20)		4.74	4.54	—	(6.72)	(6.72)
Year Ended 12/31/2018	$26.34	(0.24)		(0.71)	(0.95)	—	(6.64)	(6.64)
Year Ended 12/31/2017	$33.36	(0.32)		7.86	7.54	—	(14.56)	(14.56)

Institutional Class
Year Ended 12/31/2021	$16.60	(0.09)		1.43	1.34	(0.13)	(3.59)	(3.72)
Year Ended 12/31/2020	$14.70	(0.04)		4.14	4.10	—	(2.20)	(2.20)
Year Ended 12/31/2019	$12.98	(0.01)		3.41	3.40	—	(1.68)	(1.68)
Year Ended 12/31/2018	$15.39	0.01		(0.62)	(0.61)	—	(1.80)	(1.80)
Year Ended 12/31/2017	$15.29	0.02		3.72	3.74	—	(3.64)	(3.64)

Institutional 2 Class
Year Ended 12/31/2021	$17.88	(0.10)		1.57	1.47	(0.13)	(3.60)	(3.73)
Year Ended 12/31/2020	$15.69	(0.04)		4.43	4.39	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.76	(0.00	)(e)	3.61	3.61	—	(1.68)	(1.68)
Year Ended 12/31/2018	$16.20	0.01		(0.65)	(0.65)	—	(1.80)	(1.80)
Year Ended 12/31/2017	$15.94	0.02		3.88	3.88	—	(3.64)	(3.64)

Institutional 3 Class
Year Ended 12/31/2021	$18.12	(0.09)		1.60	1.51	(0.14)	(3.61)	(3.75)
Year Ended 12/31/2020	$15.87	(0.04)		4.49	4.45	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.89	(0.00	)(e)	3.66	3.66	—	(1.68)	(1.68)
Year Ended 12/31/2018	$16.34	0.02		(0.66)	(0.64)	—	(1.81)	(1.81)
Year Ended 12/31/2017	$16.04	0.03		3.91	3.94	—	(3.64)	(3.64)

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	The benefits derived from expense reductions had an impact of less than 0.01%.
(c)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(d)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(e)	Rounds to zero.

	Net asset value, end of period	Total return		Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)		Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2021	$10.01	8.79%		1.08%	1.08	%(b)	(0.80%)	75%	$919,643
Year Ended 12/31/2020	$12.69	29.18	%(c)	1.11%	1.11	%(b)	(0.56%)	86%	$983,709
Year Ended 12/31/2019	$11.71	26.21	%(c)	1.11%	1.10	%(b)	(0.30%)	101%	$810,966
Year Ended 12/31/2018	$10.65	(5.22	%)(b)	1.10%	1.08	%(b)	(0.20%)	66%	$768,031
Year Ended 12/31/2017	$12.92	24.91%		1.09%	1.08	%(b)	(0.13%)	72%	$830,454

Advisor Class
Year Ended 12/31/2021	$15.37	9.03%		0.83%	0.83%		(0.55%)	75%	$39,676
Year Ended 12/31/2020	$17.65	29.44	%(c)	0.86%	0.86%		(0.30%)	86%	$44,139
Year Ended 12/31/2019	$15.52	26.58	%(c)	0.86%	0.85	%(c)	(0.05%)	101%	$44,248
Year Ended 12/31/2018	$13.63	(5.00	%)(c)	0.85%	0.83	%(c)	0.05%	66%	$40,425
Year Ended 12/31/2017	$16.06	25.19%		0.84%	0.83	%(c)	0.12%	72%	$38,588

Class C(d)
Year Ended 12/31/2021	$13.72	7.95%		1.83%	1.83	%(b)	(1.54%)	75%	$24,546
Year Ended 12/31/2020	$16.14	28.27	(c)	1.86%	1.86%		(1.30%)	86%	$55,861
Year Ended 12/31/2019	$16.57	25.12	%(c)	1.86%	1.85	%(c)	(1.05%)	101%	$69,471
Year Ended 12/31/2018	$18.75	(5.86	%)(c)	1.85%	1.82	%(c)	(0.94%)	66%	$81,149
Year Ended 12/31/2017	$26.34	23.88%		1.84%	1.83	%(c)	(0.88%)	72%	$246,450

Institutional Class
Year Ended 12/31/2021	$14.22	8.99%		0.83%	0.83	%(b)	(0.55%)	75%	$3,413,006
Year Ended 12/31/2020	$16.60	29.51	%(c)	0.86%	0.86	%(b)	(0.30%)	86%	$3,569,794
Year Ended 12/31/2019	$14.70	26.60	%(b)	0.86%	0.85	%(b)	(0.05%)	101%	$3,117,486
Year Ended 12/31/2018	$12.98	(5.09	%)(b)	0.85%	0.83	%(b)	0.05%	66%	$2,816,948
Year Ended 12/31/2017	$15.39	25.24%		0.84%	0.83	%(b)	0.12%	72%	$3,407,214

Institutional 2 Class
Year Ended 12/31/2021	$15.62	9.09	%(c)	0.80%	0.80%		(0.52%)	75%	$52,797
Year Ended 12/31/2020	$17.88	29.50	%(c)	0.83%	0.82%		(0.27%)	86%	$61,000
Year Ended 12/31/2019	$15.69	26.63	%(c)	0.83%	0.82%		(0.02%)	101%	$51,584
Year Ended 12/31/2018	$13.76	(5.00	%)(c)	0.81%	0.80%		0.08%	66%	$37,124
Year Ended 12/31/2017	$16.20	25.21%		0.82%	0.81%		0.14%	72%	$67,932

Institutional 3 Class
Year Ended 12/31/2021	$15.88	9.16%		0.75%	0.75%		(0.46%)	75%	$78,955
Year Ended 12/31/2020	$18.12	29.54	%(c)	0.78%	0.78%		(0.25%)	86%	$155,338
Year Ended 12/31/2019	$15.87	26.74	%(c)	0.78%	0.77%		0.03%	101%	$65,408
Year Ended 12/31/2018	$13.89	(4.98	%)(c)	0.76%	0.76%		0.13%	66%	$54,688
Year Ended 12/31/2017	$16.34	25.31%		0.76%	0.76%		0.19%	72%	$47,536

Unaudited Semiannual Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the period shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. These unaudited financial highlights, along with the Fund’s unaudited financial statements, are included in the Fund’s semiannual report to shareholders, which is available upon request. The Fund’s unaudited financial statements are also incorporated by reference into the Reorganization SAI.

				Net
		Net		realized		Distributions	Distributions
	Net asset value,	investment		and	Total from	from net	from net	Total
	beginning of	income		unrealized	investment	investment	realized	distributions to
	period	(loss)		gain (loss)	operations	income	gains	shareholders
Class A
Six Months Ended 6/30/2022 (Unaudited)	$10.01	(0.02)		(3.64)	(3.66)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$12.69	(0.10)		1.07	0.97	(0.14)	(3.51)	(3.65)
Year Ended 12/31/2020	$11.71	(0.06)		3.24	3.18	—	(2.20)	(2.20)
Year Ended 12/31/2019	$10.65	(0.04)		2.78	2.74	—	(1.68)	(1.68)
Year Ended 12/31/2018	$12.92	(0.03)		(0.48)	(0.51)	—	(1.76)	(1.76)
Year Ended 12/31/2017	$13.35	(0.02)		3.23	3.21	—	(3.64)	(3.64)

Advisor Class
Six Months Ended 6/30/2022 (Unaudited)	$15.37	(0.02)		(5.61)	(5.63)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$17.65	(0.10)		1.54	1.44	(0.13)	(3.59)	(3.72)
Year Ended 12/31/2020	$15.52	(0.05)		4.38	4.33	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.63	(0.01)		3.58	3.57	—	(1.68)	(1.68)
Year Ended 12/31/2018	$16.06	0.01		(0.64)	(0.63)	—	(1.80)	(1.80)
Year Ended 12/31/2017	$15.83	0.02		3.85	3.87	—	(3.64)	(3.64)

Class C(e)
Six Months Ended 6/30/2022 (Unaudited)	$13.72	(0.07)		(4.99)	(5.06)	—	(0.41)	(0.41)
Year Ended 12/31/2021	$16.14	(0.26)		1.40	1.14	(0.13)	(3.43)	(3.56)
Year Ended 12/31/2020	$16.57	(0.20)		4.08	3.88	—	(4.31)	(4.31)
Year Ended 12/31/2019	$18.75	(0.20)		4.74	4.54	—	(6.72)	(6.72)
Year Ended 12/31/2018	$26.34	(0.24)		(0.71)	(0.95)	—	(6.64)	(6.64)
Year Ended 12/31/2017	$33.36	(0.32)		7.86	7.54	—	(14.56)	(14.56)

Institutional Class
Six Months Ended 6/30/2022 (Unaudited)	$14.22	(0.02)		(5.19)	(5.21)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$16.60	(0.09)		1.43	1.34	(0.13)	(3.59)	(3.72)
Year Ended 12/31/2020	$14.70	(0.04)		4.14	4.10	—	(2.20)	(2.20)
Year Ended 12/31/2019	$12.98	(0.01)		3.41	3.40	—	(1.68)	(1.68)
Year Ended 12/31/2018	$15.39	0.01		(0.62)	(0.61)	—	(1.80)	(1.80)
Year Ended 12/31/2017	$15.29	0.02		3.72	3.74	—	(3.64)	(3.64)

Institutional 2 Class
Six Months Ended 6/30/2022 (Unaudited)	$15.62	(0.02)		(5.71)	(5.73)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$17.88	(0.10)		1.57	1.47	(0.13)	(3.60)	(3.73)
Year Ended 12/31/2020	$15.69	(0.04)		4.43	4.39	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.76	(0.00	)(f)	3.61	3.61	—	(1.68)	(1.68)
Year Ended 12/31/2018	$16.20	0.01		(0.65)	(0.64)	—	(1.80)	(1.80)
Year Ended 12/31/2017	$15.94	0.02		3.88	3.90	—	(3.64)	(3.64)

A-6

	Net asset value, end of period	Total return		Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a)		Net investment income (loss) ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 6/30/2022 (Unaudited)	$5.88	(37.01	%)(b)	1.11	%(c)	1.10	%(c)	(0.56	%)(c)	36%	$537,888
Year Ended 12/31/2021	$10.01	8.79%		1.08%		1.08	%(d)	(0.80%)		75%	$919,643
Year Ended 12/31/2020	$12.69	29.18	%(b)	1.11%		1.11	%(d)	(0.56%)		86%	$983,709
Year Ended 12/31/2019	$11.71	26.21	%(b)	1.11%		1.10	%(d)	(0.30%)		101%	$810,966
Year Ended 12/31/2018	$10.65	(5.22	%)(b)	1.10%		1.08	%(d)	(0.20%)		66%	$768,031
Year Ended 12/31/2017	$12.92	24.91%		1.09%		1.08	%(d)	(0.13%)		72%	$830,454

Advisor Class
Six Months Ended 6/30/2022 (Unaudited)	$9.27	(36.92	%)(b)	0.86	%(c)	0.85	%(c)	(0.31	%)(c)	36%	$25,354
Year Ended 12/31/2021	$15.37	9.03%		0.83%		0.83	%(d)	(0.55%)		75%	$39,676
Year Ended 12/31/2020	$17.65	29.44	%(b)	0.86%		0.86	%(d)	(0.30%)		86%	$44,139
Year Ended 12/31/2019	$15.52	26.58	%(b)	0.86%		0.85	%(d)	(0.05%)		101%	$44,248
Year Ended 12/31/2018	$13.63	(5.00	%)(b)	0.85%		0.83	%(d)	0.05%		66%	$40,425
Year Ended 12/31/2017	$16.06	25.19%		0.84%		0.83	%(d)	0.12%		72%	$38,588

Class C(e)
Six Months Ended 6/30/2022 (Unaudited)	$8.25	(37.22	%)(b)	1.86	%(c)	1.85	%(c)	(1.32	%)(c)	36%	$12,511
Year Ended 12/31/2021	$13.72	7.95%		1.83%		1.83	%(d)	(1.54%)		75%	$24,546
Year Ended 12/31/2020	$16.14	28.27	%(b)	1.86%		1.86	%(d)	(1.30%)		86%	$55,861
Year Ended 12/31/2019	$16.57	25.12	%(b)	1.86%		1.85	%(d)	(1.05%)		101%	$69,471
Year Ended 12/31/2018	$18.75	(5.86	%)(b)	1.85%		1.82	%(d)	(0.94%)		66%	$81,149
Year Ended 12/31/2017	$26.34	23.88%		1.84%		1.83	%(d)	(0.88%)		72%	$246,450

Institutional Class
Six Months Ended 6/30/2022 (Unaudited)	$8.54	(36.95	%)(b)	0.86	%(c)	0.85	%(c)	(0.31	%)(c)	36%	$1,990,054
Year Ended 12/31/2021	$14.22	8.99%		0.83%		0.83	%(d)	(0.55%)		75%	$3,413,006
Year Ended 12/31/2020	$16.60	29.51	%(b)	0.86%		0.86	%(d)	(0.30%)		86%	$3,569,794
Year Ended 12/31/2019	$14.70	26.60	%(b)	0.86%		0.85	%(d)	(0.05%)		101%	$3,117,486
Year Ended 12/31/2018	$12.98	(5.09	%)(b)	0.85%		0.83	%(d)	0.05%		66%	$2,816,948
Year Ended 12/31/2017	$15.39	25.24%		0.84%		0.83	%(d)	0.12%		72%	$3,407,214

Institutional 2 Class
Six Months Ended 6/30/2022 (Unaudited)	$9.42	(36.97	%)(b)	0.83	%(c)	0.82	%(c)	(0.29	%)(c)	36%	$27,694
Year Ended 12/31/2021	$15.62	9.09	%(b)	0.80%		0.80%		(0.52%)		75%	$52,797
Year Ended 12/31/2020	$17.88	29.50	%(b)	0.83%		0.82%		(0.27%)		86%	$61,000
Year Ended 12/31/2019	$15.69	26.63	%(b)	0.83%		0.82%		(0.02%)		101%	$51,584
Year Ended 12/31/2018	$13.76	(5.00	%)(b)	0.81%		0.80%		0.08%		66%	$37,124
Year Ended 12/31/2017	$16.20	25.21%		0.82%		0.81%		0.14%		72%	$67,932

			Net
		Net	realized		Distributions	Distributions
	Net asset value,	investment	and	Total from	from net	from net	Total
	beginning of	income	unrealized	investment	investment	realized	distributions to
	period	(loss)	gain (loss)	operations	income	gains	shareholders
Institutional 3 Class
Six Months Ended 6/30/2022 (Unaudited)	$15.88	(0.01)	(5.81)	(5.82)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$18.12	(0.09)	1.60	1.51	(0.14)	(3.61)	(3.75)
Year Ended 12/31/2020	$15.87	(0.04)	4.49	4.45	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.89	0.00 (f)	3.66	3.66	—	(1.68)	(1.68)
Year Ended 12/31/2018	$16.34	0.02	(0.66)	(0.64)	—	(1.81)	(1.81)
Year Ended 12/31/2017	$16.04	0.03	3.91	3.94	—	(3.64)	(3.64)

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(f)	Rounds to zero.

	Net			Total gross		Total net		Net investment			Net
	asset			expense		expense		income (loss)			assets,
	value,			ratio to		ratio to		ratio to			end of
	end of	Total		average		average		average		Portfolio	period
	period	return		net assets(a)		net assets(a)		net assets		turnover	(000’s)
Institutional 3 Class
Six Months Ended 6/30/2022 (Unaudited)	$9.59	(36.93	%)(b)	0.79	%(c)	0.78	%(c)	(0.20	%)(c)	36%	$76,715
Year Ended 12/31/2021	$15.88	9.16%		0.75%		0.75%		(0.46%)		75%	$78,955
Year Ended 12/31/2020	$18.12	29.54	%(b)	0.78%		0.78%		(0.25%)		86%	$155,338
Year Ended 12/31/2019	$15.87	26.74	%(b)	0.78%		0.77%		0.03%		101%	$65,408
Year Ended 12/31/2018	$13.89	(4.98	%)(b)	0.76%		0.76%		0.13%		66%	$54,688
Year Ended 12/31/2017	$16.34	25.31%		0.76%		0.76%		0.19%		72%	$47,536